UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2015

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in the Proxy Statement on Schedule 14A for the 2015 Annual Meeting of Stockholders of SWK Holdings Corporation (the “Company”), the Company amended Article VI of the Company’s Second Amended and Restated Certificate of Incorporation to declassify the Board of Directors beginning with the 2016 annual meeting of stockholders. The amendment will become effective upon filing with the Secretary of State of the State of Delaware, which the Company intends to file on or prior to May 26, 2015. The foregoing summary is qualified by reference to the text of Article VI as amended which is attached hereto as Exhibit 3.01 and incorporated herein by reference.

On May 20, 2015, the Board approved an amendment and restatement of the Company’s Amended and Restated By-laws to, among other things, (i) provide for the declassification of the Board; (ii) clarify the time period for stockholder submission of items to be presented at any stockholder’s meeting, including director nominations; (iii) provide a forum for the adjudication of disputes; and (iv) address corporate opportunities. The foregoing summary is qualified by reference to the Amended and Restated Bylaws which are attached hereto as Exhibit 3.02 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)      The Annual Meeting of Stockholders was held on Wednesday, May 20, 2015, in Dallas, Texas. The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

(b)      Item 1. Election of Directors. Stockholders elected Michael Weinberg for a term expiring in 2018 as follows:

	FOR	WITHHELD	Broker Non-Votes
Michael Weinberg	110,370,443	1,642,607	9,537,284

Item 2. Ratification of the Appointment of Independent Registered Public Accounting Firm. Votes regarding the ratification of the appointment of Burr, Pilger Mayer, Inc, as the Company’s independent registered public accounting firm to perform the audit of the Company’s financial statements for the year ending December 31, 2015, were as follows:

Votes Cast For:	121,440,504
Votes Cast Against:	69,996
Abstentions:	39,734
Broker Non-Votes:	N/A

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Item 3. Advisory Vote on Compensation of Certain Executives. Votes regarding the advisory vote on compensation of certain executives were as follows:

Votes Cast For:	110,716,668
Votes Cast Against:	1,031,754
Abstentions:	264,628
Broker Non-Votes:	9,537,184

Item 4. Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation. Votes on the advisory vote on the frequency of future votes on executive compensation were as follows:

1 Year	12,324,800
2 Years	6,319,132
3 Years	398,280
Abstentions:	92,912,871
Broker Non-Votes:	9,595,151

Item 5. Approval of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Declassify the Board. Votes on the proposal to amend the Second Amended and Restated Certificate of Incorporation to declassify the Board were as follows:

Votes Cast For:	111,138,312
Votes Cast Against:	866,312
Abstentions:	8,426
Broker Non-Votes:	9,537,184

Item 6. Approval of Resolution Granting the Board Authority to Amend the Second Amended and Restated Certificate of Incorporation to Effectuate the Reverse Stock Split. Votes on the proposal to grant the board the authority to amend the Second Amended and Restated Certificate of Incorporation to effectuate the reverse stock split were as follows:

Votes Cast For:	119,660,344
Votes Cast Against:	1,885,013
Abstentions:	4,877
Broker Non-Votes:	N/A

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Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 3.01	Text of Amendment to Article VI of the Second Amended and Restated Certificate of Incorporation.

Exhibit 3.02	Amended and Restated Bylaws as of May 20, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ J. BRETT POPE
J. Brett Pope
Chief Executive Officer

Date: May 21, 2015

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.01	Text of Amendment to Article VI of the Second Amended and Restated Certificate of Incorporation.

Exhibit 3.02	Amended and Restated Bylaws as of May 20, 2015.

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